Exhibit 99.1

PMC-Sierra Reports First Quarter 2011 Results

SUNNYVALE, Calif.--(BUSINESS WIRE)--April 28, 2011--PMC-Sierra, Inc. (Nasdaq:PMCS), the premier Internet infrastructure semiconductor solution provider, today reported results for the first quarter ended March 27, 2011.

Net revenues in the first quarter of 2011 were $157.4 million, a year-over-year increase of 3% compared with $152.8 million in the first quarter of 2010, and slightly lower than net revenues of $159.3 million in the fourth quarter of 2010.

In the first quarter of 2011, the Company reported a GAAP net loss of $7.7 million (GAAP net loss per share of $0.03) compared with GAAP net income in the first quarter of 2010 of $27.0 million (GAAP diluted net income per share of $0.12). Non-GAAP net income in the first quarter of 2011 was $30.6 million (non-GAAP diluted net income per share of $0.13) compared with non-GAAP net income of $43.5 million (non-GAAP diluted net income per share of $0.19) in the first quarter of 2010.

“We have been working diligently with our customers to reduce inventories and we currently anticipate a resumption of growth in the second quarter of 2011, led by our enterprise storage business,” said Greg Lang, president and chief executive officer of PMC-Sierra.

Net income on a non-GAAP basis in the first quarter of 2011 excludes the following items: (i) $6.3 million stock-based compensation expense; (ii) $10.4 million acquisition related costs; (iii) $3.4 million lease exit costs; (iv) $11.0 million amortization of purchased intangible assets; (v) $1.0 million foreign exchange loss on foreign tax liabilities; (vi) $0.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; (vii) $0.8 million of other items; and (viii) $4.5 million income tax provisions.

For a full reconciliation of GAAP net (loss) income to non-GAAP net income, please refer to the schedule included with this release. The Company believes the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses the non-GAAP measures internally to evaluate its in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company’s core operating results. In addition, the measures are used to plan for the Company’s future periods. However, non-GAAP measures are neither stated in accordance with, nor are they a substitute for, GAAP measures.

In the first quarter of 2011:

  In mobile backhaul, PMC-Sierra announced its Universal Front End 4 (UFE4) device that accelerates the transition of carrier networks to Ethernet-based backhaul. The UFE4, when combined with PMC-Sierra’s WinPath3 network processors, offers OEMs a highly integrated platform to deliver end-to-end solutions from cell-site backhaul through hub sites and aggregation equipment.
  In the Fiber To The Home business, PMC-Sierra introduced the first symmetric and asymmetric 10G EPON OLT devices that incorporate industry-leading traffic management, packet processing, and on-chip redundancy for next generation ultra-broadband services.
  PMC-Sierra also announced the industry's first EPON ONU devices with integrated Optical Analog Front End technology that significantly reduce the cost of ONU equipment and are optimized for the rapidly growing Fiber To The Home market segment.

First Quarter 2011 Conference Call

Management will review the first quarter 2011 results and share its outlook for the second quarter of 2011 during a conference call at 1:30 pm Pacific Time/4:30 pm Eastern Time on Thursday, April 28, 2011. The conference call webcast will be accessible under the Financial Events and Calendar section at http://investor.pmc-sierra.com/. To listen to the conference call live by telephone, dial 416-640-5925 approximately ten minutes before the start time. A telephone playback will be available after the completion of the call and can be accessed at 647-436-0148 using the access code 3275058. A replay of the webcast will be available for five business days.

Second Quarter 2011 Conference Call

PMC-Sierra is planning on releasing its results for the second quarter of 2011 on July 21, 2011. A conference call will be held on the day of the release to review the quarter and provide an outlook for the third quarter of 2011.

Safe Harbor Statement

This release contains forward-looking statements that involve risks and uncertainties. The Company’s SEC filings describe the risks associated with the Company’s business, including PMC-Sierra’s limited revenue visibility due to variable customer demands, market segment growth or decline, orders with short delivery lead times, customer concentration, changes in inventory, and other items such as foreign exchange rates.

About PMC-Sierra

PMC-Sierra®, the premier Internet infrastructure semiconductor solution provider, offers its customers technical and sales support worldwide through a network of offices in North America, Europe, Israel and Asia. PMC-Sierra provides semiconductor solutions for Enterprise and Channel Storage, Wide Area Network Infrastructure, Fiber To The Home, and Laser Printer/Enterprise market segments. The Company is publicly traded on the NASDAQ Stock Market under the PMCS symbol. For more information, visit www.pmc-sierra.com.

© Copyright PMC-Sierra, Inc. 2011. All rights reserved. PMC and PMC-SIERRA are registered trademarks of PMC-Sierra, Inc. in the United States and other countries. Other product and company names mentioned herein may be trademarks of their respective owners.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended
	March 27,	December 26,	March 28,
	2011	2010	2010

Net revenues	$157,434	$159,252	$152,826
Cost of revenues	59,161	51,636	49,005
Gross profit	98,273	107,616	103,821

Other costs and expenses:
Research and development	54,499	51,574	42,067
Selling, general and administrative	32,209	30,969	22,385
Amortization of purchased intangible assets	11,021	7,396	9,836
Restructuring costs and other charges	-	81	256
Income from operations	544	17,596	29,277

Other (expense) income:
Gain on sale of investment securities	170	281	130
Amortization of debt issue costs	(50)	(50)	(50)
Foreign exchange loss	(1,474)	(738)	(989)
Interest expense, net	(924)	(1,170)	(121)
Recovery of impairment on investment securities	-	3,776	-
Gain on investment in Wintegra, Inc.	-	4,509	-
(Loss) income before provision for income taxes	(1,734)	24,204	28,247
Provision for income taxes	(5,923)	(13,290)	(1,260)
Net (loss) income	$(7,657)	$10,914	$26,987

Net (loss) income per common share - basic	$(0.03)	$0.05	$0.12
Net (loss) income per common share - diluted	$(0.03)	$0.05	$0.12

Shares used in per share calculation - basic	234,058	232,942	229,804
Shares used in per share calculation - diluted	234,058	236,277	233,653

As a supplement to the Company's condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company provides additional non-GAAP measures for cost of revenues, gross profit, gross profit percentage, research and development expense, selling, general and administrative expense, amortization of purchased intangible assets, restructuring costs and other charges, other income (expense), provision for income taxes, operating expenses, operating income, operating margin percentage, net income (loss), and basic and diluted net income (loss) per share.

A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  The Company believes that the additional non-GAAP measures are useful to investors for the purpose of financial analysis.  Management uses these measures internally to evaluate the Company's in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company's core operating results.  In addition, the measures are used for planning and forecasting of the Company's future periods.  However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures.  Other companies may use different non-GAAP measures and presentation of results.

PMC-Sierra, Inc.
Adjustments to GAAP Cost of Revenues, Gross Profit, Gross Profit Percentage, Research and Development Expense,
Selling, General and Administrative Expense, Amortization of Purchased Intangible Assets, Restructuring Costs and Other Charges,
Other Income (Expense), Provision for Income Taxes, Operating Expenses, Operating Income,
Operating Margin Percentage, Net Income (Loss), and Basic and Diluted Net Income (Loss) Per Share
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended
	March 27,	December 26,	March 28,
	2011(1)	2010(2)	2010(3)

GAAP cost of revenues	$59,161	$51,636	$49,005
Stock-based compensation	(223)	(218)	(218)
Acquisition related costs	(9,064)	(855)	-
Non-GAAP cost of revenues	$49,874	$50,563	$48,787

GAAP gross profit	$98,273	$107,616	$103,821
Stock-based compensation	223	218	218
Acquisition related costs	9,064	855	-
Non-GAAP gross profit	$107,560	$108,689	$104,039

Non-GAAP gross profit %	68%	68%	68%

GAAP research and development expense	$54,499	$51,574	$42,067
Stock-based compensation	(2,697)	(2,340)	(2,164)
Acquisition related costs	(191)	(2)	-
Non-GAAP research and development expense	$51,611	$49,232	$39,903

GAAP selling, general and administrative expense	$32,209	$30,969	$22,385
Stock-based compensation	(3,395)	(3,062)	(2,969)
Acquisition related costs	(1,159)	(4,696)	-
Lease exit costs	(3,392)	-	-
Non-GAAP selling, general and administrative expense	$24,263	$23,211	$19,416

GAAP amortization of purchased intangible assets	$11,021	$7,396	$9,836
Amortization of purchased intangible assets	(11,021)	(7,396)	(9,836)
Non-GAAP amortization of purchased intangible assets	$-	$-	$-

GAAP restructuring costs and other charges	$-	$81	$256
Restructuring costs and other charges	-	(81)	(256)
Non-GAAP restructuring costs and other charges	$-	$-	$-

GAAP other (expense) income	$(2,278)	$6,608	$(1,030)
Foreign exchange loss on foreign tax liabilities	953	510	962
Accretion of debt discount related to senior convertible notes	853	837	788
Accretion of liability for contingent consideration	476	-	-
Interest expense related to short-term loan	258	1,149	-
Recovery of impairment on investment securities	-	(3,776)	-
Gain on investment in Wintegra, Inc.	-	(4,509)	-
Non-GAAP other income	$262	$819	$720

GAAP provision for income taxes	$5,923	$13,290	$1,260
(Provision for) recovery of income taxes	(4,541)	(10,803)	693
Non-GAAP provision for income taxes	$1,382	$2,487	$1,953

	Three Months Ended
	March 27,	December 26,	March 28,
	2011(1)	2010(2)	2010(3)

GAAP operating expenses	$97,729	$90,020	$74,544
Stock-based compensation	(6,092)	(5,402)	(5,133)
Acquisition related costs	(1,350)	(4,698)	-
Lease exit costs	(3,392)	-	-
Amortization of purchased intangible assets	(11,021)	(7,396)	(9,836)
Restructuring costs and other charges	-	(81)	(256)
Non-GAAP operating expenses	$75,874	$72,443	$59,319

GAAP operating income	$544	$17,596	$29,277
Stock-based compensation	6,315	5,620	5,351
Acquisition related costs	10,414	5,553	-
Lease exit costs	3,392	-	-
Amortization of purchased intangible assets	11,021	7,396	9,836
Restructuring costs and other charges	-	81	256
Non-GAAP operating income	$31,686	$36,246	$44,720

Non-GAAP operating margin %	20%	23%	29%

GAAP net (loss) income	$(7,657)	$10,914	$26,987
Stock-based compensation	6,315	5,620	5,351
Acquisition related costs	10,414	5,553	-
Lease exit costs	3,392	-	-
Amortization of purchased intangible assets	11,021	7,396	9,836
Restructuring costs and other charges	-	81	256
Foreign exchange loss on foreign tax liabilities	953	510	962
Accretion of debt discount related to senior convertible notes	853	837	788
Accretion of liability for contingent consideration	476	-	-
Interest expense related to short-term loan	258	1,149	-
Recovery of impairment on investment securities	-	(3,776)	-
Gain on investment in Wintegra, Inc.	-	(4,509)	-
Provision for (recovery of) income taxes	4,541	10,803	(693)
Non-GAAP net income	$30,566	$34,578	$43,487

Non-GAAP net income per share - basic	$0.13	$0.15	$0.19
Non-GAAP net income per share - diluted	$0.13	$0.15	$0.19

Shares used to calculate non-GAAP net income per share - basic	234,058	232,942	229,804
Shares used to calculate non-GAAP net income per share - diluted	237,556	236,277	233,653

(1) $6.3 million stock-based compensation expense; $10.4 million acquisition related costs; $3.4 million lease exit costs; $11.0 million amortization of purchased intangible assets; $1.0 million foreign exchange loss on foreign tax liabilities; $0.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $0.5 million accretion of liability for contingent consideration; $0.3 million interest expense related to short-term loan; and $4.5 million income tax provision which includes $2.2 million sheltered by the benefit of stock option related loss carry-forwards recognized in equity, $3.6 million income tax provision relating to inter-company transactions, $1.9 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, and $0.6 million arrears interest relating to unrecognized tax benefits.

(2) $5.6 million stock-based compensation expense; $5.6 million acquisition related costs; $7.4 million amortization of purchased intangible assets; $0.1 million restructuring costs; $0.5 million foreign exchange loss on foreign tax liabilities; $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $1.1 million interest expense related to short-term loan; $3.8 million recovery of impairment on investment securities; $4.5 million gain on investment in Wintegra, Inc., and $10.8 million income tax provision which includes $5.4 million sheltered by the benefit of stock option related loss carry-forwards recognized in equity, $2.9 million income tax provision for adjustments relating to prior periods, $1.9 million income tax provision relating to inter-company transactions, $1.6 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, and $2.2 million arrears interest relating to unrecognized tax benefits.

(3) $5.4 million stock-based compensation expense; $9.8 million amortization of purchased intangible assets; $0.3 million restructuring costs; $1.0 million foreign exchange loss on foreign tax liabilities; $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $0.7 million income tax recovery which includes $2.1 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, $1.5 million tax provision relating to inter-company transactions, $0.5 million arrears interest relating to unrecognized tax benefits, $0.5 million deferred tax recovery related to non-deductible intangible asset amortization, and $0.1 million tax provision relating to prior periods.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 27,	December 26,
	2011	2010
ASSETS:
Current assets:
Cash and cash equivalents	$126,279	$293,355
Short-term investments	79,497	54,801
Accounts receivable, net	80,085	69,263
Inventories, net	37,472	51,133
Prepaid expenses and other current assets	22,986	21,559
Income tax receivable	4,329	4,554
Deferred tax assets	17,451	12,162
Total current assets	368,099	506,827

Investment securities	207,951	235,369
Investments and other assets	9,435	10,687
Prepaid expenses	21,468	22,987
Property and equipment, net	18,856	18,367
Goodwill	520,899	523,712
Intangible assets, net	191,528	202,265
Deferred tax assets	1,263	1,187
Deposits for wafer fabrication capacity	5,145	5,145
	$1,344,644	$1,526,546

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Short-term loan	$-	$180,991
Accounts payable	25,325	32,048
Accrued liabilities	67,739	76,566
Liability for unrecognized tax benefit	43,767	40,300
Income taxes payable	1,095	-
Deferred income taxes	2,905	2,823
Accrued restructuring costs	1,119	1,604
Deferred income	17,274	18,231
Liability for contingent consideration	28,670	-
Total current liabilities	187,894	352,563

2.25% senior convertible notes due October 15, 2025, net	62,458	61,605
Liability for contingent consideration	-	28,194
Long-term obligations	8,695	8,940
Deferred income taxes	38,064	36,549
Liability for unrecognized tax benefit	18,592	17,908

PMC special shares convertible into 1,295 (2010 - 1,370) shares of common stock	1,609	1,716

Stockholders' equity:
Common stock and additional paid in capital	1,591,760	1,576,201
Accumulated other comprehensive income	2,431	2,072
Accumulated deficit	(566,859)	(559,202)
Total stockholders' equity	1,027,332	1,019,071
	$1,344,644	$1,526,546

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended
	March 27,	March 28,
	2011	2010

Cash flows from operating activities:
Net (loss) income	$(7,657)	$26,987
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	24,828	14,091
Stock-based compensation	6,315	5,351
Unrealized foreign exchange loss, net	1,360	838
Net amortization of premiums/discounts and accrued interest of investments	1,159	1,364
Accrued interest on short-term loan	589	(413)
Gain on disposal of investment securities	(170)	(130)

Changes in operating assets and liabilities:
Accounts receivable	(10,822)	(9,504)
Inventories	4,649	(1,332)
Prepaid expenses and other current assets	(305)	3,064
Accounts payable and accrued liabilities	(13,435)	(737)
Deferred income taxes and income taxes payable	4,326	(12,744)
Accrued restructuring costs	(485)	(395)
Deferred income	(957)	2,313
Net cash provided by operating activities	9,395	28,753

Cash flows from investing activities:
Purchases of property and equipment	(2,937)	(1,451)
Purchases of intangible assets	(1,194)	-
Redemption of short-term investments	-	4,314
Disposals of investment securities	33,026	27,001
Purchases of investment securities	(31,779)	(128,788)
Net cash used in investing activities	(2,884)	(98,924)

Cash flows from financing activities:
Repayment of short-term loan	(180,991)	-
Proceeds from issuance of common stock	7,086	5,712
Net cash (used in) provided by financing activities	(173,905)	5,712

Effect of exchange rate changes on cash and cash equivalents	318	158
Net decrease in cash and cash equivalents	(167,076)	(64,301)
Cash and cash equivalents, beginning of period	293,355	192,841
Cash and cash equivalents, end of period	$126,279	$128,540

CONTACT:
PMC-Sierra, Inc.
Mike Zellner, 1-408-988-1204
Vice President & CFO
or
David Climie, 1-408-988-8276
VP Marketing Communications
or
Susan Shaw, 1-408-988-8515
Sr Manager, Communications